UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2010 (April 22, 2010)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary         212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Alain J. P. Belda, Henry B. Schacht and Franklin A. Thomas retired from the Board of Directors of Alcoa Inc. (“Alcoa”) when their terms expired on April 23, 2010. As previously disclosed in Alcoa’s proxy statement dated March 5, 2010, Messrs. Schacht and Thomas will serve as senior advisors to the Board following their retirement as directors.

(e) On April 22, 2010, the Compensation and Benefits Committee of the Board of Directors of Alcoa approved a special retention award of 144,410 time-vested restricted stock units to Charles D. McLane, Jr., Executive Vice President and Chief Financial Officer. The award was granted under the 2009 Alcoa Stock Incentive Plan (the “2009 Plan”) and vests on April 22, 2013. If Mr. McLane retires or his employment otherwise terminates before the vesting date, the award will be forfeited, subject to exceptions for death, involuntary termination without cause, or termination upon certain change in control events described in the 2009 Plan. The award is subject to the Terms and Conditions for Special Retention Awards under the 2009 Plan, effective January 1, 2010, filed as Exhibit

10(e) to Alcoa’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, which are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On April 23, 2010, the shareholders of Alcoa at the 2010 annual meeting of shareholders approved an amendment to Alcoa’s Articles of Incorporation adopting a majority voting standard for uncontested director elections, as more fully described in Alcoa’s proxy statement dated March 5, 2010. The amendment to the Articles of Incorporation was filed with the Department of State of the Commonwealth of Pennsylvania and became effective on April 26, 2010. A copy of the Articles of Incorporation as amended April 2010 is attached hereto as Exhibit 3(a) and is incorporated herein by reference.

Amendment to By-Laws

Concurrently with the shareholder approval of the above-described amendment to Alcoa’s Articles of Incorporation adopting a majority voting standard for uncontested director elections, the following new Section 5 of Article II of the By-Laws, which had been approved by a unanimous vote of the Board of Directors, became effective:

“Section 5. Election of Directors. In any non-contested election of directors, any incumbent director nominee who receives a greater number of votes cast against his or her election than in favor of his or her election (excluding abstentions) by holders of shares entitled to vote in the election shall immediately tender his or her resignation, and the Board of Directors shall decide, through a process managed by the Governance and Nominating Committee and excluding the nominee in question, whether to accept the resignation at its next regularly scheduled Board meeting. The Board’s explanation of its decision shall be promptly disclosed in accordance with the rules and regulations of the Securities and Exchange Commission. An election of directors shall be considered to be contested if there are more nominees for election than positions on the board of directors to be filled by election at the meeting of shareholders.”

A copy of the By-Laws as amended April 2010 is attached hereto as Exhibit 3(b) and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2010 annual meeting of Alcoa shareholders was held on April 23, 2010.

(b)	At the meeting:

(1)	the four nominees named in Alcoa’s proxy statement dated March 5, 2010, Arthur D. Collins, Jr., Carlos Ghosn, Michael G. Morris, and E. Stanley O’Neal, were elected to serve as directors for a three-year term expiring in 2013;

(2)	the selection of PricewaterhouseCoopers LLP to serve as the independent auditor of Alcoa for 2010 was ratified;

(3)	the proposal of the Board of Directors to amend the Articles of Incorporation to adopt a majority voting standard for uncontested director elections was approved;

(4)	the proposal of the Board of Directors to eliminate the super-majority voting requirement in the Articles of Incorporation regarding amending Article SEVENTH (fair price protection) was not approved;

(5)	the proposal of the Board of Directors to eliminate the super-majority voting requirement in the Articles of Incorporation regarding amending Article EIGHTH (director elections) was not approved;

(6)	the proposal of the Board of Directors to eliminate the super-majority voting requirement in Article EIGHTH of the Articles of Incorporation relating to the removal of directors was not approved; and

(7)	a shareholder proposal for the Board to take the steps necessary to adopt a simple-majority vote was approved.

The voting results for each matter are set forth below. As more fully described in Alcoa’s proxy statement, the vote required for approval or election was as follows: director nominees receiving the highest number of votes cast were elected (Item 1); approval of Items 2, 3 and 7 required the favorable vote of a majority of the votes cast; and approval of Items 4, 5 and 6 required the favorable vote of the holders of 80% of the shares of common stock outstanding and entitled to vote as provided in Articles SEVENTH and EIGHTH of Alcoa’s Articles of Incorporation.

Item	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
(1) Election of Directors
NOMINEE
Arthur D. Collins, Jr.	557,839,365	27,469,935	0	175,498,646
Carlos Ghosn	544,123,539	41,185,761	0	175,498,646
Michael G. Morris	553,744,306	31,564,994	0	175,498,646
E. Stanley O’Neal	437,536,421	147,772,879	0	175,498,646

	Votes For	Votes Against	Abstentions	Broker Non-Votes
(2) Ratification of the Independent Auditor	745,885,925	12,918,927	2,001,498	1,596

	Votes For	Votes Against	Abstentions	Broker Non-Votes
(3) Approval of a Majority Voting Standard for Uncontested Director Elections	719,568,896	38,251,754	2,987,296	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
(4) Elimination of Super-Majority Voting Requirement in the Articles of Incorporation Regarding Amending Article SEVENTH (Fair Price Protection)	725,400,630	30,946,327	4,460,989	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
(5) Elimination of Super-Majority Voting Requirement in the Articles of Incorporation Regarding Amending Article EIGHTH (Director Elections)	725,087,652	31,040,445	4,679,849	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
(6) Elimination of Super-Majority Voting Requirement in Article EIGHTH of the Articles of Incorporation Relating to the Removal of Directors	736,143,769	20,319,646	4,344,531	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
(7) Shareholder Proposal for the Board to Take the Steps Necessary to Adopt Simple-Majority Vote	396,674,072	184,946,963	3,688,265	175,498,646

Item 8.01	Other Events.

On April 23, 2010, Alcoa issued a press release announcing changes in its Board of Directors. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

3(a)	Articles of Incorporation of Alcoa Inc. as amended April 2010.

3(b)	By-Laws of Alcoa Inc. as amended April 2010.

10	Terms and Conditions for Special Retention Awards under the 2009 Alcoa Stock Incentive Plan, effective January 1, 2010, incorporated by reference to Exhibit 10(e) to Alcoa’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

99	Alcoa Inc. press release dated April 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/S/ NICHOLAS J. DEROMA
Name:	Nicholas J. DeRoma
Title:	Executive Vice President, Chief Legal and Compliance Officer

Date: April 27, 2010

EXHIBIT INDEX

Exhibit No.	Description

3(a)	Articles of Incorporation of Alcoa Inc. as amended April 2010.

3(b)	By-Laws of Alcoa Inc. as amended April 2010.

10	Terms and Conditions for Special Retention Awards under the 2009 Alcoa Stock Incentive Plan, effective January 1, 2010, incorporated by reference to Exhibit 10(e) to Alcoa’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

99	Alcoa Inc. press release dated April 23, 2010.